UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule.

On March 24, 2023, Spire Global, Inc., a Delaware corporation (the “Company”), was notified by the New York Stock Exchange (“NYSE”) that the Company is not in compliance with Rule 802.01C of the NYSE’s Listed Company Manual (“Rule 802.01C”) relating to the minimum average closing price of the Company’s Class A common stock, par value of $0.0001 per share (the “Common Stock”), required over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of the Company’s Common Stock from the NYSE.

The Company intends to notify the NYSE within 10 business days of its intent to regain compliance with Rule 802.01C. The Company can regain compliance at any time within the cure period if, on the last trading day of any calendar month during the cure period, the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. The Company intends to consider available alternatives, including, but not limited to, a reverse stock split, subject to stockholder approval at the Company’s next annual meeting of stockholders, to regain compliance.

During this time, the Company’s Common Stock will continue to be listed on the NYSE, subject to the Company’s compliance with other NYSE continued listing requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2023, Jack Pearlstein informed the Company of his resignation from the Company’s Board of Directors, effective immediately. Mr. Pearlstein’s resignation was due to his desire to devote more of his time to other professional commitments and not because of any disagreement with the Company relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	March 24, 2023	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer